Capital Risk Management (Details) - USD ($) $ in Thousands	Dec. 31, 2019	Dec. 31, 2018	Dec. 31, 2017	Dec. 31, 2016
Capital Risk Management
Borrowings, current portion	$ 255,422	$ 520,550
Borrowings, non-current portion	2,891,973	2,307,909
Lease liability, current portion	9,363	6,675
Lease liability, non-current portion	195,567	199,424
Total debt	3,352,325	3,034,558
Total equity	1,649,853	1,983,122	$ 1,763,134	$ 1,509,682
Total debt and equity	$ 5,002,178	$ 5,017,680
Gearing ratio	67.01%	60.48%